UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 12, 2010
TERRA INDUSTRIES INC.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	1-8520 (Commission File Number)	52-1145429 (IRS Employer Identification Number)

Terra Centre 600 Fourth Street, P.O. Box 6000 Sioux City, Iowa	51102-6000
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (712) 277-1340
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☑      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A DEFINITIVE MATERIAL AGREEMENT
ITEM 8.01 OTHER EVENTS
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT INDEX
EX-2.1
EX-99.1

ITEM 1.01 ENTRY INTO A DEFINITIVE MATERIAL AGREEMENT
          On February 12, 2010, Yara International ASA (“Yara”), Yukon Merger Sub, Inc. (“Merger Sub”), a wholly owned subsidiary of Yara, and Terra Industries Inc. (“Terra”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) providing for the acquisition of Terra by Yara. Subject to the terms and conditions of the Merger Agreement, which has been unanimously approved by the boards of directors of all parties, Merger Sub will be merged (the “Merger”) with and into Terra, with Terra becoming a wholly owned subsidiary of Yara.
          Upon consummation of the Merger, each outstanding share of Terra common stock will be converted into the right to receive $41.10 in cash, without interest. The purchase price is subject to increase as provided in the Merger Agreement if Yara does not hold its stockholders meeting to obtain the Yara Stockholder Approval (as defined below) within 90 days from the date of execution of the Merger Agreement.
          The consummation of the Merger is subject to certain conditions, including, among others, (i) the approval by Terra’s stockholders (the “Terra Stockholder Approval”) of the Merger, (ii) the approval by Yara’s stockholders (the “Yara Stockholder Approval”) of the issuance of Yara common stock to finance a portion of the Merger consideration (the “Rights Issue”), (iii) the receipt of regulatory approvals (or the expiration of applicable waiting periods) in the United States, Canada and the European Union, (iv) the absence of legal restraints preventing consummation of the Merger and (v) the absence of pending lawsuits by any governmental entity seeking to prevent consummation of the Merger that would reasonably be expected to result in certain material adverse effects on Terra. The Merger is not subject to any financing condition.
          The Merger Agreement contains customary representations, warranties and covenants by Terra and Yara. Terra has agreed, among other things, not to solicit alternative transactions or, subject to certain exceptions, enter into discussions concerning, or provide confidential information in connection with, any alternative transaction. In addition, certain covenants require each of the parties to use reasonable best efforts to cause the Merger to be consummated, except that Yara is required to use best efforts to obtain certain regulatory approvals so long as those efforts do not have a material adverse effect on Terra. The Merger Agreement also requires each of Terra and Yara to call and hold a stockholders meeting and recommend approval of the Merger, in the case of Terra, and recommend approval of the Rights Issue, in the case of Yara.
          The Merger Agreement contains certain termination rights and provides that (i) upon the termination of the Merger Agreement under specified circumstances, including, among others, by Terra to accept a superior proposal or by Yara upon a change in the recommendation of Terra’s board of directors, Terra will owe Yara a cash termination fee of $123 million and (ii) upon the termination of the Merger Agreement due to Yara’s failure to obtain the Yara Stockholder Approval, Yara will owe Terra a cash termination fee of $123 million.
          The Merger Agreement is filed as an exhibit to this Current Report on Form 8-K to provide Terra’s stockholders with information regarding the terms of the Merger Agreement and is not intended to modify or supplement any factual disclosures about Terra in Terra’s public reports filed with the Securities and Exchange Commission. In particular, the Merger Agreement and this summary of terms are not intended to be, and should not be relied upon as, disclosures regarding any facts or circumstances relating to Terra. The representations and warranties in the Merger Agreement have been negotiated with the principal purpose of (i) establishing the circumstances under which Yara or Terra may have the right to terminate the Merger Agreement, and (ii) allocating risk between the parties, rather than establishing matters as facts. The representations and warranties also may be subject to a contractual standard of materiality different from that generally applicable under federal securities laws.
          The foregoing description of the Merger Agreement is not a complete description of all of the parties’ rights and obligations under the Merger Agreement. The above description is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.
ITEM 8.01 OTHER EVENTS
          On February 15, 2010, Terra Industries Inc. issued a press release announcing that Terra is to be acquired by Yara for $41.10 per share in cash. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Important Information
          Terra Industries Inc. (“Terra”) plans to file with the Securities and Exchange Commission (the “SEC”) and mail to its stockholders a proxy statement regarding the proposed business combination with Yara International ASA (“Yara”). Investors and security holders are urged to read the proxy statement relating to such business combination and any other relevant documents filed with the SEC (when available), because they will contain important information. Investors and security holders may obtain a free copy of the proxy statement and other documents that Terra files with the SEC (when available) at the SEC’s Web site at www.sec.gov and Terra’s Web site at www.terraindustries.com. In addition, the proxy statement and other documents filed by Terra with the SEC (when available) may be obtained from Terra free of charge by directing a request to Terra Industries Inc., Attn: Investor Relations, Terra Industries Inc., 600 Fourth Street, P.O. Box 6000, Sioux City, IA 51102-6000.
Certain Information Regarding Participants
          Terra, its directors, executive officers and certain employees may be deemed to be participants in the solicitation of Terra’s security holders in connection with the proposed business combination with Yara. Security holders may obtain information regarding the names, affiliations and interests of such individuals in Terra’s Annual Report on Form 10-K for the year ended December 31, 2008, which was filed with the SEC on February 27, 2009 and amended on April 28, 2009, its definitive proxy statement for the 2009 Annual Meeting, which was filed with the SEC on October 13, 2009, and its Current Report on Form 8-K filed with the SEC on December 1, 2009. To the extent holdings of Terra securities have changed since the amounts printed in the definitive proxy statement for the 2009 Annual Meeting, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the interests of such individuals can also be obtained from the proxy statement relating to the proposed business combination with Yara when it is filed by Terra with the SEC. These documents (when available) may be obtained free of charge from the SEC’s Web site at www.sec.gov and Terra’s Web site at www.terraindustries.com.
Forward-Looking Statements
          Certain statements in this communication may constitute “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based upon assumptions as to future events that may not prove to be accurate. Actual outcomes and results may differ materially from what is expressed or forecasted in these forward-looking statements. As a result, these statements speak only as of the date they were made and Terra undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as otherwise required by law. Words such as “expects,” “intends,” “plans,” “projects,” “believes,” “estimates,” and similar expressions are used to identify these forward-looking statements. The forward-looking statements contained herein include statements about the proposed business combination with Yara. Forward-looking statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. These risks, uncertainties and assumptions include, among others:
•	the possibility that various closing conditions for the proposed business combination with Yara may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction,

•	the risk that Terra’s stockholders fail to approve the proposed business combination,

•	the risk that Yara’s stockholders fail to approve the proposed capital increase for its rights offering,

•	that risk that the proposed business combination with Yara will not close within the anticipated time period,

•	the risk that disruptions from the proposed business combination with Yara will harm Terra’s relationships with its customers, employees and suppliers,

•	the diversion of management time on issues related to the proposed business combination with Yara,

•	the outcome of any legal proceedings challenging the proposed business combination with Yara,

•	the amount of the costs, fees, expenses and charges related to the proposed business combination with Yara,

•	changes in financial and capital markets,

•	general economic conditions within the agricultural industry,

•	competitive factors and price changes (principally, sales prices of nitrogen and methanol products and natural gas costs),

•	changes in product mix,

•	changes in the seasonality of demand patterns,

•	changes in weather conditions,

•	changes in environmental and other government regulations,

•	changes in agricultural regulations and

•	changes in the securities trading markets.
          Additional information as to these factors can be found in Terra’s 2008 Annual Report/10-K and in Terra’s subsequent Quarterly Reports on Form 10-Q, in each case in the sections entitled “Business,” “Risk Factors,” “Legal Proceedings,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and in the Notes to the consolidated financial statements.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits
     2.1      Agreement and Plan of Merger by and among Yara International ASA, Yukon Merger Sub, Inc. and Terra Industries Inc., dated as of February 12, 2010.
     99.1       Press release of Terra Industries Inc., issued February 15, 2010.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TERRA INDUSTRIES INC.
By:	/s/ John W. Huey
	Name:	John W. Huey
	Title:	Vice President, General Counsel and Corporate Secretary

Date: February 16, 2010

EXHIBIT INDEX

Exhibit
Number	Description

2.1	Agreement and Plan of Merger by and among Yara International ASA, Yukon Merger Sub, Inc. and Terra Industries Inc., dated as of February 12, 2010.

99.1	Press release of Terra Industries Inc., issued February 15, 2010.